SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                _________________

                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                   May 27, 1997


                              CUC INTERNATIONAL INC.
                              ______________________
              (Exact Name of Registrant as Specified in its Charter)

                   DELAWARE         1-10308         06-0918165
                   ________         _______         __________
                (State or Other   (Commission    (I.R.S. Employer
                Jurisdiction of  File Number)   Identification No.)
                Incorporation)

              707 SUMMER STREET, STAMFORD, CONNECTICUT   06901
              ________________________________________   ______
              (Address of Principal Executive Offices) (Zip Code)

                                  (203) 324-9261
                                  ______________
               (Registrant's Telephone Number, Including Area Code)

                                  NOT APPLICABLE
                                  ______________
          (Former Name or Former Address, if Changed Since Last Report)





         ITEM 5.   Other Events.

                   A. On May 27, 1997, CUC International Inc., a Dela-ware Corporation (the "Company"), and HFS Incorporated, a Dela-ware corporation ("HFS"), issued a joint press release announc-ing that they entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which HFS will be merged (the "Merger") with and into the Company, with the Company as the surviving corporation. In the Merger, each share of HFS common stock issued and outstanding immediately prior to the effective time of the Merger (other than certain shares which will be cancelled) will be converted into 2.4031 shares of Company com-mon stock. Consummation of the Merger is conditioned upon, among other things, the requisite approval of the holders of common stock of each of the Company and HFS and customary regu-latory and governmental approvals. The foregoing description of the Merger Agreement and Press Release is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference, and to the Press Release, a copy of which is at-tached hereto as Exhibit 99.1 and is incorporated herein by reference.

                   In connection with the Merger, HFS and the Company have set forth certain provisions relating to governance of the Company following the effective time of the Merger in a "Plan for Corporate Governance" which is attached hereto as Exhibit
         99.2 and is incorporated herein by reference. In addition cer-tain changes will be made to the Certificate of Incorporation and By-Laws of the Company in connection with the Merger and Plan for Corporate Governance and forms of the Restated Cer-tificate of Incorporation and Amended and Restated Bylaws are attached hereto as Exhibits 99.3 and 99.4, respectively, and are incorporated herein by reference.

                   B. Separately on May 27, 1997, the Company entered into an agreement (the "Davidson Agreement") with Janice and Robert Davidson, formerly directors of the Company and formerly officers of Davidson & Associates, Inc., and certain of their family trusts (collectively, the "Davidsons"). The Davidson Agreement relates to, among other things, certain employment related matters involving certain of the Davidsons; the amendment of certain agreements between the Company and certain of the Davidsons, including a registration rights agreement and a non-competition agreement; matters pertaining to the sale by certain of the Davidsons of Company common stock and the res-ignation of Robert and Janice Davidson from the Board of Direc-tors of the Company as of May 27,1997.














         ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              (c)  Exhibits.

              2.1 Agreement and Plan of Merger between CUC Inter-national Inc. and HFS Incorporated, dated as of May 27, 1997

              99.1 Press Release issued by the Company and HFS Incorporated on May 27, 1997

              99.2 Plan for Corporate Governance of CUC Interna-tional Inc. Following the Effective Time

              99.3      Form of Restated Certificate of Incorporation

              99.4      Form of Amended and Restated By-Laws










































                                    SIGNATURE

                        Pursuant to the requirements of the Securities
              Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the un-dersigned hereunto duly authorized.

                                       CUC INTERNATIONAL INC.


                                       By: /s/ E. Kirk Shelton
                                            Name:   E. Kirk Shelton
                                            Title:  President and Chief
                                                    Operating Officer

         Dated:  May 28, 1997













































                                  EXHIBIT INDEX


         Exhibit No.                                           Page No.

         2.1                 Agreement and Plan of Merger
                             between CUC International Inc.
                             and HFS Incorporated, dated as
                             of May 27, 1997

         99.1                Press Release issued by the
                             Company and HFS Incorporated on
                             May 27, 1997

         99.2                Plan for Corporate Governance of
                             CUC International Inc. Following
                             the Effective Time

         99.3                Form of Restated Certificate of
                             Incorporation

         99.4                Form of Amended and Restated
                             By-Laws

































                                        5